UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No._)
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to §240.14a-12
SUNSHINE FINANCIAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount previously paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

April 21, 2014

Dear Fellow Stockholder:

On behalf of the Board of Directors and management of Sunshine Financial, Inc., we cordially invite you to attend the annual meeting of Sunshine Financial, Inc. stockholders.  The meeting will be held at 10:00 a.m., local time, on May 21, 2014, at our executive offices located at 1400 East Park Avenue, Tallahassee, Florida.  The annual meeting will include management’s report to you on our fiscal year 2013 financial and operating performance.

The matters expected to be acted upon at the meeting are described in the accompanying notice of annual meeting of stockholders and proxy statement.  An important aspect of the annual meeting process is the annual stockholder vote on corporate business items.  I urge you to exercise your rights as a stockholder to vote and participate in this process.

We encourage you to attend the meeting in person.  Whether or not you plan to attend, please complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope or vote electronically via the Internet or telephone.  See “How do I vote?” in the proxy statement for more details.  Your prompt response will save us additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.  Returning the proxy or voting electronically does NOT deprive you of your right to attend the meeting and to vote your shares in person for matters being acted upon at the meeting.

On behalf of your Board of Directors and management, I want to thank you for your attention to this important matter and express my appreciation for your confidence and support.

Very truly yours,
Louis O. Davis, Jr.
President and Chief Executive Officer

SUNSHINE FINANCIAL, INC.
1400 East Park Avenue
Tallahassee, Florida 32301
(850) 219-7200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 21, 2014

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Sunshine Financial, Inc. will be held at our executive offices located at 1400 East Park Avenue, Tallahassee, Florida, on May 21, 2014, at 10:00 a.m., local time.

At the annual meeting, stockholders of Sunshine Financial will be asked to consider and vote upon:

(1)	The election of three directors, each of whom shall be elected for a term of three years;
(2)	An advisory (non-binding) vote on executive compensation; and
(4)	Ratification of the appointment of Hacker, Johnson & Smith, PA as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

Your Board of Directors recommends that you vote “FOR” each of the foregoing proposals.

Stockholders also will transact any other business that may properly come before the annual meeting and any adjournments thereof.  As of the date of this proxy statement, we are not aware of any other business to come before the annual meeting.

The Board of Directors has fixed the close of business on March 31, 2014, as the record date for the annual meeting.  This means that stockholders of record at the close of business on that date are entitled to receive notice of and to vote at the annual meeting and any adjournments thereof.

The Annual Report on Form 10-K, which is not a part of the proxy soliciting materials, accompanies this notice of annual meeting of stockholders, proxy statement and form of proxy, which is first being mailed to stockholders on or about April 21, 2014.

It is important that your shares be represented and voted at the annual meeting.  You can vote your shares by completing and returning the enclosed proxy card.  Registered stockholders, that is, stockholders who hold their stock in their own name, can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you.  Regardless of the number of shares you own, your vote is very important.  Please act today.

Thank you for your continued interest and support.

By Order of the Board of Directors
Brian P. Baggett
Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 21, 2014: This Notice of Annual Meeting of Stockholders, the attached proxy statement and the Company’s 2013 Annual Report on Form 10-K are available at http://www.sunshinesavingsbank.com/proxymaterials.htm.

SUNSHINE FINANCIAL, INC.
1400 East Park Avenue
Tallahassee, Florida 32301
(850) 219-7200
____________________

PROXY STATEMENT
____________________

ANNUAL MEETING OF STOCKHOLDERS
To be held on May 21, 2014
____________________

INTRODUCTION

The Sunshine Financial, Inc. Board of Directors is using this proxy statement to solicit proxies from the holders of common stock of Sunshine Financial, Inc. for use at Sunshine Financial, Inc.’s annual meeting of stockholders and any adjournments thereof.  The notice of annual meeting of stockholders, this proxy statement and the enclosed form of proxy are first being mailed to our stockholders on or about April 21, 2014.  References to Sunshine Financial, the Company, we, us and our, refer to Sunshine Financial, Inc., and as the context requires, Sunshine Savings Bank.  Sunshine Savings Bank is the wholly-owned subsidiary of Sunshine Financial.

INFORMATION ABOUT THE ANNUAL MEETING

What is the date, time and place of the annual meeting?

Our annual meeting will be held as follows:

Date:	May 21, 2014
Time:	10:00 a.m., local time
Place:	Executive Offices of Sunshine Financial
1400 East Park Avenue
Tallahassee, Florida

What matters will be considered at the annual meeting?

At the annual meeting, stockholders will be asked to vote on the following proposals:

Proposal 1 -	Election of three directors of the Company;

Proposal 2 -	An advisory (non-binding) vote on executive compensation;

Proposal 3 -	Ratification of the appointment of Hacker, Johnson & Smith, PA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Stockholders also will transact any other business that may properly come before the meeting.  Members of our management team will be present at the meeting to respond to appropriate questions from stockholders.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote:

•	FOR the election of the director nominees named in this proxy statement;
•	FOR the advisory vote on executive compensation; and
•	FOR the ratification of the appointment of Hacker, Johnson & Smith, PA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Who is entitled to vote?

The Board of Directors has fixed the close of business on March 31, 2014, as the record date for the annual meeting.  Only stockholders of record of Sunshine Financial common stock on that date are entitled to receive notice of and to vote at the annual meeting and any adjournments thereof.  Each stockholder of record on March 31, 2014, will be entitled to one vote for each share of Sunshine Financial common stock held.  On March 31, 2014, there were 1,131,954 shares of Sunshine Financial common stock issued and outstanding and entitled to vote at the annual meeting.

What if my shares are held in “street name” by a broker, bank or other nominee?

If you are the beneficial owner of shares held in “street name” by a broker, bank or other nominee, your nominee, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If you do not give instructions to your nominee, your nominee may nevertheless vote the shares with respect to “discretionary” items, but will not be permitted to vote your shares with respect to “non-discretionary” items, pursuant to current industry practice.

How will shares of common stock held in Sunshine Financial’s Employee Stock Ownership Plan be voted?

We maintain an employee stock ownership plan which beneficially owned approximately 8.7% of the Company’s common stock as of the record date.  Employees of the Company and Sunshine Savings Bank participate in the employee stock ownership plan.  Each participant may instruct the trustee of the plan how to vote the shares of common stock allocated to his or her account under the employee stock ownership plan.  If a participant properly executes the voting instruction card distributed by the trustee, the trustee will vote the participant’s shares in accordance with the instructions.  Where properly executed voting instruction cards are returned to the trustee with no specific instruction as to how to vote at the annual meeting, the trustee will vote the shares “FOR” the election of the director nominees named in this proxy statement, “FOR the advisory vote on executive compensation and “FOR” the ratification of the appointment of Hacker, Johnson & Smith, PA.  In the event the participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to his or her employee stock ownership plan account, and in the case of shares held in the employee stock ownership plan but not allocated to any participant’s account, the trustee will vote such shares in the same proportion as directed by the participants who directed the trustee as to the manner of voting their allocated shares in the employee stock ownership plan with respect to each proposal.

How many shares must be present to hold the meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of the holders of one-third of the shares of Sunshine Financial common stock outstanding on the record date will constitute a quorum.  Abstentions and broker “non-votes” will be included in determining the presence of a quorum at the annual meeting.

What if a quorum is not present at the meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the stockholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.  An adjournment will have no effect on the business that may be conducted at the meeting.

How do I vote?

1.  You may vote by mail.  If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions.

2.  You may vote by telephone.  If you are a registered stockholder, that is, if you hold your stock in your own name, you may vote by telephone by following the instructions included with the proxy card.  If you vote by telephone, you do not have to mail in your proxy card.

3.  You may vote on the internet.  If you are a registered stockholder, that is, if you hold your stock in your own name, you may vote on the Internet by following the instructions included with the proxy card.  If you vote on the Internet, you do not have to mail in your proxy card.

4.  You may vote in person at the meeting.  If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.  However, if your shares are held in the name of your broker, bank or other nominee, you will need to obtain a proxy form from the institution that holds your shares indicating that you were the beneficial owner of Sunshine Financial common stock on March 31, 2014, the record date for voting at the annual meeting.

Can I vote by telephone or on the Internet if I am not a registered stockholder?

If your shares are held in “street name” by a broker or other nominee, you should check the voting form used by that firm to determine whether you will be able to vote by telephone or on the Internet.

Can I change my vote after I submit my proxy?

If you are a registered stockholder, you may revoke your proxy and change your vote at any time before the polls close at the meeting by:

•	signing another proxy with a later date;
•	voting by telephone or on the Internet – your latest telephone or Internet vote will be counted;
•	giving written notice of the revocation of your proxy to the Secretary of the Company prior to the annual meeting; or
•	voting in person at the annual meeting.

If you have instructed a broker, bank or other nominee to vote your shares, you must follow directions received from your nominee to change those instructions.

What if I do not specify how my shares are to be voted?

If you submit an executed proxy but do not indicate any voting instructions, your shares will be voted:

•	FOR the election of the director nominees to the Company’s Board of Directors;
•	FOR the advisory vote on executive compensation; and
•	FOR the ratification of the appointment of Hacker, Johnson & Smith, PA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Will any other business be conducted at the annual meeting?

The Board of Directors knows of no other business that will be conducted at the meeting.  If any other proposal properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are required to approve the proposals?

Directors are elected by a plurality of the votes cast, which means that the director nominees who receive the highest number of votes for the positions to be filled will be elected.  The advisory vote on executive compensation and the ratification of the appointment of Hacker, Johnson & Smith, PA each requires the affirmative vote of a majority of the votes cast on the matter.

How will withheld votes and abstentions be treated?

If you withhold authority to vote for one or more director nominees or if you abstain from voting on any of the other proposals, your shares will be included for purposes of determining whether a quorum is present at the meeting.  Abstentions will not be counted in determining the number of shares necessary for approval of the advisory votes on executive compensation or for the ratification of the appointment of the Company’s independent auditors and will, therefore, reduce the absolute number, but not the percentage, of the affirmative votes required for the approval of each of these proposals.

How will broker non-votes be treated?

Shares treated as broker non-votes on one or more proposals will be included for purposes of calculating the presence of a quorum.  Otherwise, shares represented by broker non-votes will be treated as shares not entitled to vote on a proposal.  Consequently, any broker non-votes will have the following effects:

Proposal 1.	Broker non-votes will have no effect on the election of directors.
Proposals 2, and 3.
Broker non-votes will not be counted in determining the number of shares necessary for approval of the advisory votes on executive compensation or for the ratification of the appointment of the Company’s independent auditors and will, therefore, reduce the absolute number, but not the percentage, of the affirmative votes required for the approval of each of these proposals.

STOCK OWNERSHIP OF SUNSHINE FINANCIAL, INC.
COMMON STOCK

Stock Ownership of Directors and Executive Officers

The following table presents information regarding the beneficial ownership of Sunshine Financial common stock as of March 31, 2014, by:

•	those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent of the outstanding common stock of Sunshine Financial;

•	each director and director nominee of Sunshine Financial;

•	each named executive officer of Sunshine Financial set forth in the “Summary Compensation Table” herein; and

•	all of the executive officers and directors of Sunshine Financial as a group.

The persons named in this table have sole voting and dispositive power for all shares of common stock shown as beneficially owned by them, except as indicated in the footnotes to this table.  The address of each beneficial owner named in the table, except where otherwise indicated, is the same address as Sunshine Financial.  An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of Sunshine Financial.  As of March 31, 2014, there were 1,131,954 shares of Sunshine Financial common stock outstanding.

	Amount and Nature of Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class
Beneficial Owners of More Than 5%
Stilwell Value Partners II, L.P., Stilwell Value Partners VII, L.P. Stilwell Partners, L.P. and Joseph Stilwell 111 Broadway, 12th Floor New York, NY 10006	110,800	(1)	9.8%

Sunshine Financial Employee Stock Ownership Plan	97,992		8.7%

Sandler O’Neill Asset Management, LLC and Terry Maltese 780 Third Avenue, 30th Floor New York, NY 10017	92,900	(2)	8.2%

Ithan Creek Master Investors (Cayman) LP Wellington Hedge Management, LLC 280 Congress Street Boston, MA 02210	85,300	(3)	7.5%

Directors, Director Nominees and Executive Officers

Benjamin F. Betts Chairman of the Board /Director Nominee	6,500	(4)	*
Louis O. Davis, Jr. Director/President and Chief Executive Officer	32,030	(5)	2.8%
Brian P. Baggett Director/Executive Vice President	11,814	(6)	1.0%
Robert K. Bacon Director	2,000	(4)	*
Joyce E. Chastain Director	2,100	(4)	*
Susan J. Conte Director Nominee	---		*
Patrick E. Lyons Director	2,100	(4)(7)	*
Richard A. Moore	---		*
Doris K. Richter Director	3,000	(4)(7)	*
Fred G. Shelfer, Jr. Director	2,000	(4)	*

	Amount and Nature of Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class
Scott A. Swain Senior Vice President/Chief Financial Officer	11,275	(8)	1.0%
All directors, director nominees and executive officers of Sunshine Financial as a group (11 persons)	72,819	(9)	6.4%

(1)
As reported jointly by Stilwell Value Partners II, L.P., Stilwell Value Partners VII, L.P., Stilwell Partners, L.P., Stilwell Value LLC and Joseph Stilwell (collectively, the “Stilwell Group”), The Stilwell Group reported having shared voting and dispositive power with respect to all 110,800 shares.  The foregoing information was derived from the Schedule 13D/A filed with the SEC on June 14, 2013, with respect to beneficial ownership of the Company’s securities, and updated based on information provided to the Company by the shareholder.

(2)
As reported in Amendment No. 2 to Schedule 13G/A filed with the SEC on February 12, 2014, by Sandler O’Neill Asset Management LLC (“SOAM”) and Terry Maltese, Managing Member of SOAM.  SOAM reported shared voting and dispositive power with respect to 65,400 shares; and Mr. Maltese reported sole voting and dispositive power with respect to 27,500 shares and, as the Managing Member of SOAM, shared voting and dispositive power with respect to 65,400 shares.

(3)
As reported in Amendment No. 2 to Schedule 13G/A filed February 14, 2014, by Wellington Hedge Management, LLC (“Wellington”), in its capacity as the sole general partner of Ithan Creek Master Investors (Cayman) L.P. (“ICMI”), the record owner of the shares.  Wellington and ICMI reported having shared voting and dispositive power with respect to all 85,300 shares.

(4)	Includes 2,000 restricted shares over which the individual has sole voting power and no dispositive power.
(5)
Includes 2,575 shares allocated to Mr. Davis in the Employee Stock Ownership Plan.  In addition, includes options to acquire 10,000 shares over which Mr. Davis has no voting or dispositive power and 5,000 restricted shares over which he has sole voting power and no dispositive power.

(6)	Includes 2,064 shares allocated to Mr. Baggett in the Employee Stock Ownership Plan and 5,000 restricted shares over which Mr. Baggett has sole voting power and no dispositive power.
(7)	Directors Richter and Lyons term of service on Board of Directors expires on May 21, 2014, the date of the annual meeting of shareholders.
(8)	Includes 1,525 shares allocated to Mr. Swain in the Employee Stock Ownership Plan and 5,000 restricted shares over which Mr. Swain has sole voting power and no dispositive power.
(9)
Includes shares held by directors and executive officers directly, in retirement accounts, in a fiduciary capacity or by certain affiliated entities or members of the named individuals’ families, with respect to which shares the named individuals and group may be deemed to have sole or shared voting and/or dispositive powers. Also includes options to acquire 10,000 shares over which the individuals have no voting or dispositive power and 27,000 shares of restricted stock over which they have sole voting power and no dispositive power.

PROPOSAL 1 - ELECTION OF DIRECTORS

Our Board of Directors consists of eight members.  Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.

The Board of Directors wishes to thank Doris Richter and Patrick Lyons, whose terms on the Board of Directors expire on May 21, 2014 (the date of the annual shareholder meeting), for their dedicated service to the Company and the Bank.

The table below sets forth information regarding our Board of Directors, including their age, position with Sunshine Financial and term of office. The “Director Since” column includes service on the Board of Directors of Sunshine Savings Bank (and its predecessor) as well as service on Sunshine Financial’s Board of Directors.

The Board of Directors selects nominees for election as directors, based on the recommendation of the Nominating Committee.  Benjamin F. Betts, Jr., Susan J. Conte and Richard A. Moore have been nominated for election to the Board of Directors for a three year term.  Each nominee has consented to being named in this proxy statement and has agreed to serve if elected.  If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  At this time, we are not aware of any reason why a nominee might be unable to serve if elected.  Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.  The Board of Directors recommends you vote “FOR” each of management’s director nominees.

Name	Age(1)	Position(s) Held	Director Since	Term Expires
Director Nominees
Benjamin F. Betts, Jr.	72	Chairman of the Board	2008	2017
Susan J. Conte	62	Director	---	2017
Richard A. Moore	53	Director	---	2017
Continuing Directors
Brian P. Baggett	50	Director and Executive Vice President	2007	2016
Joyce E. Chastain	60	Director	2012	2016
Louis O. Davis, Jr.	67	Director, President and CEO	2007	2016
Robert K. Bacon	59	Director	2012	2015
Fred G. Shelfer, Jr	66	Director	2012	2015
_______________________________
(1)  As of December 31, 2013.

Business Experience and Qualification of Directors

The business experience for at least the past five years of each director and director nominee is set forth below.  The biographies also contain information regarding the person’s experience, qualifications, attributes or skills that caused the Nominating Committee and the board of directors to determine that the person should serve as a director.  Unless otherwise indicated, directors and executive officers have held their positions for the past five years.

Benjamin F. Betts, Jr.   Mr. Betts is the Chairman of the Board of Directors of Sunshine Financial and Sunshine Savings Bank.  Mr. Betts is a Certified Public Accountant.  He is currently a partner in the Tallahassee, Florida office of the regional Certified Public Accounting firm of Carr, Riggs & Ingram, LLC.

Mr. Betts was originally nominated as a director because of his accounting expertise and experience. Mr. Betts’ expertise also qualifies him as a financial expert, which was the basis of his selection as chairman of the Audit Committee.

Susan J. Conte.  Ms. Conte is the Executive Director of both the Capital Medical Society and Capital Medical Society Foundation (CMS Foundation), the charitable organization of the Capital Medical Society.  Ms. Conte has more than 30 years of experience in the Tallahassee medical community. Her background includes work in post graduate medical education, health care regulation, marketing, communications, finance, operations, and quality improvement. Her previous positions included Administrator of the TMH Family Medicine Residency Program and Senior Vice President of Marketing and Administrative Services for Capital Health Plan.  Ms. Conte is a past board member and volunteer of the United Way of the Big Bend and Neighborhood Health Services. She was appointed by the former Governor Lawton Chiles to serve on the Health and Human Services Advisory Council.  She was a member of the Economic Development Council for the Greater Tallahassee Area Chamber of Commerce and she is a long-term member of Leadership Tallahassee.  Ms. Conte holds a bachelor’s degree in Social Sciences and a certificate in Public Administration from Florida State University.

Ms. Conte’s varied experience in marketing, quality improvement and regulatory oversight of the medical industry will assist Sunshine Savings Bank in devising ways to participate in this important component of the local economy.  Ms. Conte’s keen understanding of the balancing act required between regulatory requirements versus growth in the highly regulated and complex medical industry can be applied to the financial services business in the areas of oversight and audit review.

Richard A. Moore, P.E.  Mr. Moore is currently an owner and partner of Moore Bass Consulting, a Tallahassee civil engineering and land planning consulting firm specializing in land development consulting with offices in Tallahassee, Florida, Panama City, Florida and McDonough Georgia. Mr. Moore has over 30 years of experience in Civil Engineering including experience working within the technical and regulatory framework related to land use planning and land development projects with a primary focus of roadway, drainage, utility, and site design.  Mr. Moore has performed work on some of the larger development projects in Tallahassee including work for Florida State University, the Piney Z Community Development District, Tallahassee Memorial Hospital, Killearn Estates and Golden Eagle Residential Development.  Mr. Moore has served two terms on the Tallahassee-Leon County Chamber of Commerce and is the incoming Chairman of the Board.  He has also served on the Tallahassee Community College Foundation Board, the Tallahassee – Leon County Economic Development Council, the City of Tallahassee Architectural Review Board as well as being Past President of the Capital Rotary Club.  Mr. Moore currently serves on the Tallahassee Memorial Health Care (TMH) Board of Directors.

Mr. Moore’s extensive knowledge of economic, residential and commercial development, as well as his leadership roles with several influential area organizations, will be extremely beneficial to the financial institution as we look to increase the expertise of our Board and expand the Bank’s participation in the residential construction and commercial lending activity of the Greater Tallahassee Market.

Brian P. Baggett.  Mr. Baggett serves as the Executive Vice President and Corporate Secretary of Sunshine Financial, positions he has held since its formation in 2010.  Mr. Baggett serves as the Executive Vice President and Chief Lending Officer of Sunshine Savings Bank, positions he has held since its formation in 2007.  He has been employed Sunshine Savings Bank, including its predecessor organization, for the last 23 years, and with Sunshine Financial since its incorporation in 2010.  His current responsibilities include overseeing the lending department and bank administration.  He has overseen all major areas of Sunshine Savings Bank.

Mr. Baggett’s affiliation with Sunshine Savings for over 23 years has provided him with strong leadership and managerial skills, as well as an in-depth knowledge and understanding of our history, operations and customer base.

Joyce E. Chastain.  Ms. Chastain is the owner of Chastain Consulting which provides human resource and personnel management services to employers nationwide.  Since 2009, she has been a member of the Executive Board of the HR Florida State Council, a non-profit accrediting association of human resource professionals, and currently serves as President.  Ms. Chastain received her Business Administration degree from Emmanuel College.  She is certified as a Senior Professional in Human Resources and in Advance Internal Investigations.

Ms. Chastain’s career knowledge and experience in human resource issues, includes negotiating compensation plans, benefit plans and dealing with state and federal labor laws.  Her expertise provides a considerable benefit to our Board in labor and employment issues.

Louis O. Davis, Jr.  Mr. Davis serves as the President and Chief Executive Officer of Sunshine Financial, a position he has held since its formation in 2010.   Mr. Davis also serves as the President and Chief Executive Officer of Sunshine Savings Bank (including its predecessor entity), a position he has held since 2005.  He has over 30 years of experience managing thrifts in Florida, including serving as President and Chief Executive Officer of First Bank of Florida and its publicly-traded holding company, First Palm Beach Bancorp.  Mr. Davis also held senior management positions with First Federal of the Palm Beaches, a mutual thrift in West Palm Beach, Florida.

Mr. Davis’ over 30 years of banking experience, as well as his experience in running a public company, have provided him with strong leadership and managerial skills, as well as a deep understanding of the financial industry, capital markets and the Florida marketplace, all which position him well to serve as our President and Chief Executive Officer.

Robert K. Bacon.  Mr. Bacon is the President and Chief Executive Officer of the Earl Bacon Agency, Inc., one of North Florida’s oldest and largest independent insurance agencies, and where he has worked since 1981.  He is a graduate of the Florida State University with a Bachelor’s Degree in Accounting.  In addition, Mr. Bacon is a Certified Public Accountant and has earned the following designations: Personal Financial Specialist, Chartered Property Casualty Underwriter and Certified Public Pension Trustee.   Mr. Bacon holds multiple insurances licenses in the State of Florida and a FINRA Series-7 Securities license.  He previously served as an advisory director for a large regional bank.  He has also been an organizer and founding director of a local community bank and chaired its Audit Committee.  In addition, Mr. Bacon served ten years on the audit committee for the City of Tallahassee and six years on the audit committee for the Leon County Government.

Mr. Bacon’s extensive and varied knowledge of accounting, insurance and investing provides the Board with experience and expertise in areas that directly influence the future profitability of the Company.  His first hand knowledge of, and thirty year involvement in, the local business community will provide important guidance and direction to our Company.

Fred G. Shelfer, Jr.  Mr. Shelfer has been the President and CEO of Goodwill Industries - Big Bend, Inc., since 2004, a 501(c)3 nonprofit organization with a mission to provide job training, education, and employment to people with disabilities and other barriers to employment.  Previously he has held Florida real estate brokerage and insurance licenses and was the developer of several multifamily housing and golf course communities in the Tallahassee area.  He currently is an investor in several commercial shopping centers in Tallahassee.  Mr. Shelfer received a BA from Emory University in Atlanta.

Mr. Shelfer’s first hand knowledge of local building codes and commercial development activities provides significant oversight capability for our future participation in commercial and residential lending activities.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors of Sunshine Financial has determined that all of its directors, with the exception of Louis O. Davis, Jr. and Brian P. Baggett, each of whom is a current officer of the Company, are “independent directors,” as that term is defined by the applicable listing standards of the Nasdaq Marketplace Rules and by the Securities and Exchange Commission.  These independent directors are Robert K. Bacon, Benjamin F. Betts, Jr., Joyce E. Chastain, Patrick K. Lyons, Doris K. Richter and Fred G. Shelfer, Jr.  In addition, Susan J. Conte and Richard A. Moore, if elected to the Board at the upcoming annual meeting of shareholders, will qualify as independent directors.  The Board of Directors has made a subjective determination as to each independent director that no relationships exist that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director.  In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and its management.

Board Leadership Structure

The Board of Directors has placed the responsibilities of Chairman with an independent nonexecutive member of the Board which we believe provides better accountability between the Board and our management team.  We believe it is beneficial to have an independent Chairman whose sole responsibility to us is leading our Board members as they provide leadership to our executive team.  Our Chairman is responsible for providing leadership to the Board and facilitating communication among the directors; setting the Board meeting agendas in consultation with the President and CEO; and presiding at Board meetings and executive sessions.  This delineation of duties allows the President and CEO to focus his attention on managing the day-to-day business of the Company.  We believe this structure provides strong leadership for our Board, while positioning our President and CEO as the leader of the Company in the eyes of our customers, employees and other stakeholders.

Board Role in Risk Oversight

As part of its overall responsibility to oversee the management, business and strategy of our company, one of the primary responsibilities of our Board of Directors is to oversee the amounts and types of risk taken by management in executing the corporate strategy, and to monitor our risk experience against the policies and procedures set to control those risks.  The Board’s risk oversight function is carried out through its approval of various policies and procedures, such as our lending and investment polices; ratification or approval of investments and loans exceeding certain thresholds; and regular review of risk elements such as interest rate risk exposure, liquidity and problem assets.  Some oversight functions are delegated to committees of the Board, with such committees regularly reporting to the full board the results of their oversight activities.  For example, the Audit Committee is responsible for oversight of the independent auditors and meets directly with the auditors at various times during the course of the year.

Board Meetings and Committees

The Board of Directors of Sunshine Financial generally meets quarterly and the Board of Directors of Sunshine Savings Bank, its wholly-owned operating subsidiary, generally meets monthly.  During 2013, the Sunshine Financial Board held five meetings and the Sunshine Savings Bank Board held 12 meetings. During 2013, no director during the period that he or she served attended less than 75% of the Sunshine Financial Board meetings, Sunshine Savings Bank Board meetings and any committees thereof on which he or she served.

We have standing Executive, Audit, Compensation and Nominating Committees.  During 2013, the Executive Committee was comprised of Directors Betts, Davis, Shelfer and Richter.  The Audit Committee was comprised of Directors Betts (Chair), Bacon, Lyons and Richter.  The Compensation Committee was comprised of Directors Chastain (Chair), Lyons, Shelfer and Betts.  The Nominating Committee was comprised of Directors Shelfer (Chair), Chastain and Baggett.

Executive Committee.  The Executive Committee acts on behalf of the entire board in between regularly scheduled meetings.  This Committee met one time in 2013.

Audit Committee.  The Audit Committee operates under a formal written charter adopted by the Board of Directors.  The Audit Committee is appointed by the Board of Directors to provide assistance to the Board in fulfilling its oversight responsibility relating to the integrity of our consolidated financial statements and the financial reporting processes, the systems of internal accounting and financial controls, compliance with legal and regulatory requirements, the annual independent audit of our consolidated financial statements, the independent auditors’ qualifications and independence, the performance of our internal audit function and independent auditors and any other areas of potential financial risk to Sunshine Financial specified by its Board of Directors.  The Audit Committee also is responsible for the appointment, retention and oversight of our independent auditors, including pre-approval of all audit and non-audit services to be performed by the independent auditors, and for the review and approval, on an ongoing basis, of all related party transactions for potential conflict of interest situations.  The Audit Committee Report appears on page 17 of this proxy statement.

All members of the Audit Committee (i) are independent as defined under Rule 4200 (a)(15) of the Nasdaq Marketplace Rules; (ii) meet the criteria for independence set forth in SEC Rule 10A-3(b)(1); (iii) have not participated in the preparation of the financial statements of Sunshine Financial or any of its current subsidiaries at any time during the past three years; and (iv) are able to read and understand fundamental financial statements, including our balance sheet, income statement, and cash flow statement. The Board of Directors has determined that Director Betts is an “audit committee financial expert” as defined in Item 407(e) of Regulation S-K of the Securities and Exchange Commission and that all of the Audit Committee members meet the financial literacy requirements under the Nasdaq listing standards.  The Audit Committee is scheduled to meet at least quarterly and on an as-needed basis.  The Audit Committee met five times during 2013. The Audit Committee of Sunshine Financial also serves as the audit committee of Sunshine Savings Bank.

Compensation Committee.  The Compensation Committee operates under a formal written charter adopted by the Board of Directors.  The Company’s Compensation Committee and the Bank’s Compensation Committee, which have identical membership, are collectively responsible for determining compensation to be paid to the Bank’s officers and employees, which are based on the recommendation of supervisors, including the President and Chief Executive Officer.  Officers Davis and Baggett are not present during voting or deliberations concerning their compensation.  All members of the Compensation Committee are independent as defined under the Nasdaq Marketplace Rules.  During 2013, the Compensation Committee held two meetings.

Nominating Committee.  The Nominating Committee operates under a formal written charter adopted by the Board of Directors.  The Nominating Committee is responsible for identifying individuals qualified to serve as board members and recommending to the Board of Directors the director nominees for election or appointment to the Board of Directors.  Final approval of director nominees is determined by the full Board, based on the recommendation of the Nominating Committee.

The Nominating Committee recommends candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company’s articles of incorporation, bylaws and charter, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company’s communities and shared values, as well as overall experience in the context of the needs of the Board as a whole.  Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations.

Nominations, other than those made by the Board of Directors after its review of the recommendations of the Nominating Committee, must be made pursuant to timely notice in writing to the Corporate Secretary as set forth in the Company’s bylaws.  In general, to be timely, a stockholder’s notice must be received by the Company not less than 90 days nor more than 120 days prior to the date of the scheduled annual meeting; however, if less than 100 days’ notice of the date of the scheduled annual meeting is given by the Company, the stockholder has until the close of business on the tenth day following the day on which notice of the date of the scheduled annual meeting was made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company’s bylaws.

The foregoing description is a summary of the Company’s nominating process.  Any stockholder wishing to propose a director candidate to the Company should review and must comply in full with the procedures set forth in the Company’s articles of incorporation and bylaws, and Maryland law.

A majority of the members of the Nominating Committee are independent as defined in the Nasdaq Marketplace Rules.  The Company’s Nominating Committee met one time during 2013.

Committee Charters. The full responsibilities of the Audit, Compensation and Nominating Committees are set forth in their charters, which are posted in the “Investor Relations” section under the “About Us” heading on our website at www.sunshinesavingsbank.com.

Code of Business Conduct and Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics which applies to all of our directors, officers and employees, including directors, officers and employees of our subsidiaries and affiliates.  Our Code of Business Conduct and Ethics is posted in the “Investor Relations” section under the “About Us” heading on our website at www.sunshinesavingsbank.com.

Stockholder Communications with Directors

Stockholders may communicate directly with the Board of Directors, or any individual Board member, by sending written communications to the Company, addressed to the Chairman of the Board or such individual Board member.

Board Member Attendance at Annual Stockholder Meetings

Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances.  All of our directors were in attendance at last year’s annual stockholder meeting.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth information concerning the annual compensation for services earned by, or paid to, our Chief Executive Officer and our two other most highly compensated executive officers during the periods indicated by.  We refer to the individuals listed in the table below as the named executive officers.

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(2)	All Other Compensation		Total

Louis O. Davis, Jr.	2013	$204,700	$358	$83,750	---	$13,382	(3)	$302,190
President and Chief	2012	204,700	355	---	$27,500	13,657		246,212
Executive Officer

Brian P. Baggett	2013	$162,052	$355	$83,750	---	$16,478	(3)	$262,635
Executive Vice President	2012	162,052	355	---	$37,600	16,562		216,569

Scott A. Swain	2013	$120,000	$355	$83,750	---	$12,121	(3)	$216,226
Chief Financial Officer	2012	120,000	355	---	$37,600	12,347		170,302

(1)
Represents the grant date fair value under Accounting Standards Codification Topic No. 718, Compensation-Stock Compensation (“ASC Topic 718”), of an award on November 19, 2013 of shares of restricted stock, which are scheduled to vest in five equal annual increments commencing on November 19, 2014 through November 19, 2018.  The assumptions used in the calculation of the grant date fair value amount are included in Note 16 of the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the SEC.  As of December 31, 2013, each named executive officer listed above held 5,000 unvested shares of restricted stock.

(2)
Represents the grant date fair value under ASC Topic 718, as estimated using the Black-Scholes option-pricing model, of an option to purchase shares of Sunshine Financial common stock at an exercise price of $10.75 per share.  As of December 31, 2013, all of Mr. Davis’ options were vested, while Mr. Baggett and Mr. Swain each held unvested options to purchase 10,000 shares of Sunshine Financial common stock.  The assumptions used in the calculation of these amounts are included in Note 16 of the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC.

(3)	The amounts represented for the year ended December 31, 2013, consist of the following (no executive officer received personal benefits or perquisites exceeding $10,000 in the aggregate):

Form of Compensation	Louis O. Davis, Jr.	Brian P. Baggett	Scott A. Swain

401(k) matching contribution	---	$ 8,165	$ 6,006
Life insurance premiums	$ 3,826	741	495
Employee stock ownership plan allocation	9,556	7,572	5,620
Total	$13,382	$16,478	$12,121

Outstanding Equity Awards at December 31, 2013

The following table sets forth information for each named executive officer concerning stock options and restricted stock held at December 31, 2013.

	Options Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options			Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested (2)
	Exercisable	Unexercisable
Louis O. Davis, Jr.	10,000	---		$10.75	12/10/2022	5,000	$91,250
Brian P. Baggett	---	10,000	(1)	$10.75	12/10/2022	5,000	$91,250
Scott A. Swain	---	10,000	(1)	$10.75	12/10/2022	5,000	$91,250
(1)	Non-qualified stock option; vests in full on December 10, 2017.
(2)	Value is based on the $18.25 closing price of a share of Sunshine Financial common stock on the last trading day of 2013.

Employment Agreements.  Effective January 1, 2008, Sunshine Savings Bank entered into an employment agreement with Mr. Davis, which has a three-year term with continuing annual extensions, subject to approval by the Board of Directors.  Under the terms of this agreement, Mr. Davis’ minimum base salary is $178,000.  The amount of annual base salary is reviewed by the Compensation Committee each year.  The employment agreement also provides for the payment of club fees; life insurance; fully paid health, dental and long-term disability insurance; participation in any retirement plans; and participation in any other executive compensation plan.  Mr. Davis also is entitled to expense reimbursement, professional and educational dues, expenses for programs related to Sunshine Savings Bank operations, including travel costs.

Under the employment agreement, if Mr. Davis’ employment is terminated for any reason other than cause, death, or disability, or if Mr. Davis terminates his employment for good reason, he will be entitled to his salary for the remaining term of the agreement and continued eligibility under the health benefit programs for executive officers.  The employment agreement includes an agreement not to compete with

Sunshine Savings Bank and Sunshine Financial in the delivery of financial services for a period of one year following termination of employment.   The value of compensation and benefits payable under the agreement is capped so as to prevent imposition of the golden parachute tax under Section 280G of the Internal Revenue Code.

Change of Control Agreements.  In April 2011, Sunshine Financial entered into change in control agreements with each of the named executive officers.  The change in control agreements provide for a severance payment in the event of a termination of employment within six months preceding or 24 months following a change in control of Sunshine Financial or Sunshine Savings Bank.  The value of the severance benefits under Mr. Davis’ change in control agreement is 2.99 times his then current salary.  The value of the severance benefits under Messrs. Baggett’s and Swain’s change in control agreements is 24 months of their then current salary.  Assuming that a change in control had occurred at December 31, 2013, Messrs. Davis, Baggett and Swain would be entitled to a payment of approximately $612,000, $324,000 and $240,000, respectively. The agreements provide that severance and other payments that are subject to a change in control will be reduced as much as necessary to ensure that no amounts payable to the executive will be considered excess parachute payments.

COMPENSATION OF DIRECTORS

Non-Employee Director Compensation

The following table provides compensation information for each non-employee member of the board of directors of Sunshine Savings Bank during the year ended December 31, 2013.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total (s)

Robert K. Bacon	$9,100	$33,500	---	$42,600
Benjamin F. Betts, Jr.	10,650	33,500	---	44,150
Joyce E. Chastain	7,900	33,500	---	41,400
Doris K. Richter	7,600	33,500	---	41,100
Patrick E. Lyons	8,050	33,500	---	41,550
Fred G. Shelfer, Jr.	7,650	33,500	---	41,150
(1)
Represents the grant date fair value under ASC Topic 718, of an award on November 19, 2013 of shares of restricted stock, which are scheduled to vest in five equal annual increments commencing on November 19, 2014 through November 19, 2018.  The assumptions used in the calculation of the grant date fair value amount are included in Note 16 of the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the SEC.  As of December 31, 2013, each director listed in the table above held 2,000 restricted shares of Sunshine Financial common stock.

Non-employee directors of Sunshine Savings Bank receive compensation for their service on the board of directors of the Bank.  In setting their compensation, the Board of Directors considers the significant amount of time and level of skill required for director service.  Director compensation is reviewed annually by the Compensation Committee, which makes recommendations for approval by the Board of Directors.  Currently, each non-employee board member receives $500 for each board meeting, except the chairman who receives $600 per board meeting attended.  In addition, each non-employee board committee members receive $150 for each committee meeting attended.  Directors who are Sunshine Savings Bank employees receive no extra pay for services as directors.

On November 19, 2013, each non-employee director was awarded a restricted stock award.  The restricted stock award agreements entered into with each of the non-employee directors provide, among other things, that (i) their restricted stock awards vest in five equal annual installments following the grant date, (ii) vesting accelerates in the event of the director’s death or disability or a change in control of Sunshine Financial or Sunshine Savings Bank and (iii) in the event of a termination of service, except as noted

above, all non-vested awards would be canceled.  Under the terms of the 2012 Equity Incentive Plan, the Company’s Compensation Committee has the authority, with the consent of the award recipient, to amend or modify the terms of any outstanding restricted stock award or accelerate or defer the vesting date of any such award.

Directors are provided or reimbursed for travel and lodging and other customary out-of-pocket expenses incurred in attending out-of-town board and committee meetings, industry conferences and continuing education seminars.

Directors are not paid for services on the Board of Directors of Sunshine Financial.  We may if we believe it is necessary to attract or retain qualified directors or if it is otherwise beneficial to Sunshine Financial, adopt a policy of paying directors for service on the Sunshine Financial Board.

PROPOSAL II

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Act, we are including in this proxy statement and will present at the annual meeting a non-binding stockholder vote to approve the compensation of our executives, as described in the proxy statement pursuant to the compensation disclosure rules of the SEC.  This proposal, commonly known as a “say on pay” vote, gives stockholders the opportunity to endorse or not endorse the compensation of the Company’s executives as disclosed in this proxy statement.  This proposal will be presented at the annual meeting as a resolution in substantially the following form:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the annual meeting pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.

This vote will not be binding on the Company’s Board of Directors and may not be construed as overruling a decision by the Board or creating or implying any change to the fiduciary duties of the Board.  Nor will it affect any compensation previously paid or awarded to any executive.  The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors recommends that you vote “FOR” the non-binding resolution to approve the compensation of our named executive officers.

PROPOSAL III

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee has renewed its arrangement with Hacker, Johnson & Smith, PA to be its independent auditors for the year ending December 31, 2014, subject to ratification of that appointment by Sunshine Financial’s stockholders at the annual meeting.  In making its determination to renew its arrangement with Hacker, Johnson & Smith, PA as the Company’s independent auditors for the 2014 fiscal year, the Audit Committee considered the non-audit services that the independent auditors provided during the 2013 fiscal year and determined that the provision of these services is compatible with and does not impair the auditors’ independence.  The Audit Committee pre-approves all audit and non-audit services performed by the independent auditors.  A representative of

Hacker, Johnson & Smith, PA is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Your ratification of the Audit Committee’s selection of Hacker, Johnson & Smith, PA is not necessary because the Audit Committee has responsibility for selection of our independent registered public accounting firm.  However, the Audit Committee will take your vote on this proposal into consideration when selecting our independent registered public accounting firm.  The Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year, if it determines that such a change would be in the best interest of Sunshine Financial and its stockholders.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Hacker, Johnson & Smith, PA as Sunshine Financial’s independent registered public accounting firm for the year ending December 31, 2014.

Independent Auditing Firm Fees

Hacker, Johnson & Smith, PA was the Company’s principal auditor for fiscal 2013 and 2012.  The aggregate fees billed to the Company by Hacker, Johnson & Smith, PA and its affiliates for the years ended December 31, 2013 and 2012 were as follows:

	Year Ended December 31,
	2013	2012

Audit Fees	$65,000	$60,000
Audit Related Fees	---	---
Tax Fees(1)	7,000	7,000
All Other Fees	---	---
(1)  Fees related to the preparation and filing of our annual tax filings.

Pre-Approval of Audit and Non-Audit Services

Pursuant to the terms of its charter, the Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the independent auditors.  The Audit Committee must pre-approve the engagement letters and the fees to be paid to the independent auditors for all audit and permissible non-audit services to be provided by the independent auditors and consider the possible effect that any non-audit services could have on the independence of the auditors.  The Audit Committee may establish pre-approval policies and procedures, as permitted by applicable law and SEC regulations and consistent with its charter for the engagement of the independent auditors to render permissible non-audit services to the Company, provided that any pre-approvals delegated to one or more members of the committee are reported to the committee at its next scheduled meeting.  At this time, the Audit Committee has not adopted any pre-approval policies.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting materials” or to be filed with the SEC, nor shall said information  be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding the incorporation by reference of this proxy statement into any such filing

The Audit Committee has reviewed and discussed the audited financial statements of Sunshine Financial for the year ended December 31, 2013 with management.  The Audit Committee has discussed with

Hacker, Johnson & Smith, PA, the independent auditors for Sunshine Financial, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees.

The Audit Committee also has received the written disclosures and the letter from Hacker, Johnson & Smith, PA, required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, disclosing the matters that, in the auditors' judgment, may reasonably be thought to bear on the auditors' independence from Sunshine Financial, and has discussed with the auditors their independence from Sunshine Financial.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors that Sunshine Financial’s 2013 audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC.

Submitted by the Audit Committee of Sunshine Financial’s Board of Directors:

Benjamin F. Betts, Jr. (Chair)	Robert K. Bacon
Doris K. Richter	Patrick Lyons

LOANS AND RELATED TRANSACTIONS
WITH EXECUTIVE OFFICERS AND DIRECTORS

Sunshine Savings Bank may engage in a transaction or series of transactions with our directors, executive officers and certain persons related to them.  These transactions are subject to the review and approval of the Board of Directors of Sunshine Savings Bank.  During the year ended December 31, 2013, there were no transactions of this nature, the amount of which exceeded $120,000. All future material affiliated transactions and loans, and any forgiveness of these loans, must be approved by a majority of our independent directors who do not have an interest in the transaction and who have access, at our expense, to our legal counsel or independent legal counsel.

Sunshine Savings Bank has followed a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations.  Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable transactions with persons not related to Sunshine Savings Bank prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectability or present other unfavorable features.  All loans to directors and executive officers and their related persons totaled approximately $32,000 at December 31, 2013, and were performing in accordance with their terms at that date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Sunshine Financial’s directors and executive officers, and persons who own more than 10% of Sunshine Financial’s common stock to report their initial ownership of Sunshine Financial’s common stock and any subsequent changes in that ownership to the SEC.  Specific due dates for these reports have been established by the SEC and Sunshine Financial is required to disclose in this proxy statement any late filings or failures to file.

Sunshine Financial believes, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the year ended December 31, 2013, that all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with during 2013.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the Company’s proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at the meeting must be received at the Company’s executive office at 1400 East Park Avenue, Tallahassee, Florida 32301 no later than December 22, 2014.  All stockholder proposals submitted for inclusion in the Company’s proxy materials will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and, as with any stockholder proposal (regardless of whether included in the Company’s proxy materials), the Company’s charter and bylaws.

In addition to the deadline and other requirements referred to above for submitting a stockholder proposal to be included in the Company’s proxy materials for its next annual meeting of stockholders, the Company’s bylaws require a separate notification to be made in order for a stockholder proposal to be eligible for presentation at the meeting, regardless of whether the proposal is included in the Company’s proxy materials for the meeting.  In order to be eligible for presentation at the Company’s next annual meeting of stockholders, written notice of a stockholder proposal containing the information specified in Article I, Section 6 of the Company’s bylaws must be received by the Secretary of the Company not earlier than the close of business on January 21, 2015 and not later than the close of business on February 20, 2015.  If, however, the date of the next annual meeting is before May 1, 2015 or after July 20, 2015, the notice of the stockholder proposal must instead be received by the Company’s Secretary not earlier than the close of business on the 120th day prior to the date of the next annual meeting and not later than the close of business on the later of the 90th day before the date of the next annual meeting or the tenth day following the first to occur of the day on which notice of the date of the next annual meeting is mailed or otherwise transmitted or the day on which public announcement of the date of the next annual meeting is first made by the Company.

OTHER MATTERS

We are not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

ADDITIONAL INFORMATION

Sunshine Financial will pay the costs of soliciting proxies.  Proxies may be solicited by certain officers and employees of the Company personally or by written communication, telephone, facsimile or other means, for which they will receive no compensation in addition to their normal compensation.  The Company has engaged Regan & Associates, Inc. to assist in the solicitation of proxies and to provide related advice and informational support for a service fee and the reimbursement of customary disbursements, which are not expected to exceed $2,500 in the aggregate.  The Company will also reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.

SUNSHINE FINANCIAL, INC. — ANNUAL MEETING, MAY 21, 2014

YOUR VOTE IS IMPORTANT!

You can vote in one of four ways:

1. Via the Internet at **https://www.rtcoproxy.com/ssnf** and follow the instructions.

or

2. Call **toll free 1-855-666-8500** on a Touch-Tone Phone. There is **NO CHARGE** to you for this call.

or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

or

4. You may vote your shares in person by attending the Annual Meeting.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

REVOCABLE PROXY

Sunshine Financial, Inc.

ANNUAL MEETING OF STOCKHOLDERS
May 21, 2014

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints the members of the Board of Directors of Sunshine Financial, Inc., with full power of substitution, to act as proxies for the undersigned to vote all shares of common stock of Sunshine Financial, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Sunshine Financial, Inc. to be held at 10:00 AM, local time, on May 21, 2014 at Sunshine Savings Bank's offices located at 1400 East Park Avenue, Tallahassee, Florida, and at any and all adjournments or postponements thereof, as indicated on the reverse side.

This proxy, when properly executed and timely returned, will be voted as directed herein. If no direction is given, this proxy will be voted "FOR" proposals 1, 2 and 3, as set forth on the reverse side, and in the discretion of the proxy holder on any other matters that may properly come before the meeting or any adjournment or postponement thereof. Should a nominee be unable to serve as a director, an event that we do not anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors of Sunshine Financial, Inc.

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued, and to be marked, dated and signed, on the other side)

6990

REVOCABLE PROXY
SUNSHINE FINANCIAL, INC.

YOUR VOTE IS IMPORTANT!
PROXY VOTING INSTRUCTIONS

Stockholders of record may vote as follows:

Internet: Go to https://www.rtcoproxy.com/ssnf prior to 3 a.m., May 21, 2014. Have your proxy card available when you access the web page.

Telephone: Call 1-855-666-8500 Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 21, 2014. Have your proxy card available when you call.

Mail: Sign, date and mail your proxy card in the envelope provided as soon as possible.

In Person: You may vote your shares in person by attending the Annual Meeting.

Please note that the last vote received from a stockholder, whether by telephone, by Internet or by mail, will be the vote counted.

Mark here if you plan to attend the meeting. ☐

Mark here for address change. ☐

____

____

____

Comments:

____

____

____

FOLD HERE IF YOU ARE VOTING BY MAIL

PLEASE DO NOT DETACH

X PLEASE MARK VOTES AS IN THIS EXAMPLE

	For	With-hold	For All Except
1. To elect the following director nominees, each for a three year term:	☐	☐	☐

Nominees:

(01) Benjamin F. Betts, Jr.
(02) Susan J. Conte
(03) Richard A. Moore

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) or number(s) in the space provided below.

____

	For	Against	Abstain
2. Advisory vote to approve executive compensation.	☐	☐	☐
3. To ratify the appointment of Hacker, Johnson & Smith, PA as our independent registered public accounting firm for the year ending December 31, 2014.	☐	☐	☐

To transact such other business that may properly come before the meeting, or any adjournments thereof.

The Board of Directors unanimously recommends a vote " FOR" proposals 1, 2 and 3.

Please be sure to date and sign this proxy card in the box below.

Date

Sign above — Co-holder (if any) sign above

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

REVOCABLE PROXY
SUNSHINE FINANCIAL, INC.

ANNUAL MEETING OF STOCKHOLDERS
MAY 21, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints the members of the Board of Directors of Sunshine Financial, Inc., with full power of substitution, to act as proxies for the undersigned to vote all shares of common stock of Sunshine Financial, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Sunshine Financial, Inc. to be held at 10:00 AM, local time, on May 21, 2014 at Sunshine Savings Bank's offices located at 1400 East Park Avenue, Tallahassee, Florida, and at any and all adjournments or postponements thereof.

Mark here if you plan to attend the meeting. ☐

Mark here for address change. ☐

____

____

____

Comments:

____

____

____

FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

☒ **PLEASE MARK VOTES AS IN THIS EXAMPLE**

	For	With-hold	For All Except
1. To elect the following director nominees, each for a three year term:	☐	☐	☐

Nominees:

(01) Benjamin F. Betts, Jr.
(02) Susan J. Conte
(03) Richard A. Moore

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) or number(s) in the space provided below.

____

	For	Against	Abstain
2. Advisory vote to approve executive compensation.	☐	☐	☐
3. To ratify the appointment of Hacker, Johnson & Smith, PA as our independent registered public accounting firm for the year ending December 31, 2014.	☐	☐	☐

To transact such other business that may properly come before the meeting, or any adjournments thereof.

The Board of Directors unanimously recommends a vote "FOR" proposals 1, 2 and 3.

This proxy, when properly executed and timely returned, will be voted as directed herein. If no direction is given, this proxy will be voted "FOR" proposals 1, 2 and 3, and in the discretion of the proxy holder on any other matters that may properly come before the meeting or any adjournment or postponement thereof. Should a nominee be unable to serve as a director, an event that we do not anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors of Sunshine Financial, Inc..

Please be sure to date and sign this proxy card in the box below. | Date

Sign above — Co-holder (if any) sign above

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

6990